                              JPMORGAN INCOME FUNDS
                       JPMORGAN INTERNATIONAL EQUITY FUNDS
                           JPMORGAN MONEY MARKET FUNDS
                            JPMORGAN SPECIALTY FUNDS
                            JPMORGAN TAX AWARE FUNDS
                             JPMORGAN TAX FREE FUNDS
                           JPMORGAN U.S. EQUITY FUNDS

                        SUPPLEMENT DATED OCTOBER 1, 2003
                               TO THE PROSPECTUSES
                        (ALL SHARE CLASSES OF ALL FUNDS)


     Effective October 1, 2003, the section "How Your Account Works," under the subheading "Buying Fund Shares," of each Prospectus is hereby supplemented with the following:

     Federal law requires a Fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The Fund may not be able to establish an account if the person does not provide the necessary information. In addition, the Fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the Fund is unable to verify the person's identity after an account is established, the Fund may be required to involuntarily redeem the person's shares and close the account.

                                                                   SUP-MFPR-1003